Registration No. _____________

As filed with the Securities and Exchange Commission on April 3, 1998

==============================================================================


               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
                      ____________________

                            FORM S-8
                     REGISTRATION STATEMENT
                              Under
                   THE SECURITIES ACT OF 1933
                      ____________________

               KANSAS CITY POWER & LIGHT COMPANY
     (Exact name of registrant as specified in its charter)

                 Missouri                                  44-0308720
(State or other jurisdiction of incorporation           (I.R.S. Employer
             or organization                           Identification No.)


                           1201 Walnut
                   Kansas City, Missouri 64106
       (Address and Zip Code principal executive offices)
                      ____________________

                   EMPLOYEE SAVINGS PLUS PLAN
                      ____________________

              Jeanie Sell Latz, Corporate Secretary
                           1201 Walnut
                   Kansas City, Missouri 64106
             (Name and address of agent for service)

                         (816) 556-2936
  (Telephone number, including area code, of agent of service)
                      ____________________

                CALCULATION OF REGISTRATION FEE

==============================================================================

                                           Proposed    Proposed
                                           Maximum     Maximum
Title of Securities                        Offering   Aggregate     Amount of
       to be             Amount to be     Price per    Offering   Registration
    Registered            Registered        Share*      Price*         Fee
--------------------   ----------------   ---------  -----------  ------------
Common Stock without   1,000,000 shares   $31.46875  $31,468,750   $9,283.28
Par Value

==============================================================================
In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

     *Estimated solely for purpose of determining the registration fee. The average of the high and low prices in Common Stock on March 30, 1998, as reported on the NYSE Composite Transaction, was $31.46875.

      This employee benefit plan was originally filed pursuant to Registration Statement No. 33-17403. Additional securities were registered for use in the Plan pursuant to Registration Statement No. 33-33377, Registration Statement No. 33-42187, Registration Statement No. 33-62942 and Registration Statement No. 33-58917. The appropriate portions of those Registration Statements are incorporated herein by reference.

     No opinions of counsel are required herewith.

     The consent of independent accountants is herein included.

     Powers  of  Attorney for individual signatories are  herein included.

                CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement of Kansas City Power & Light Company (the Company) on Form S-8 of (i) our report dated January 30, 1998, on our audits of the consolidated financial statements of the Company as of December 31, 1997, and 1996, and for the years ended December 31, 1997, 1996, and 1995, which report is included in the Company's Annual Report on Form 10-K; and (ii) our report dated June 6, 1997, on our audits of the financial statements of the Kansas City Power & Light Company's Employee Savings Plus Plan as of December 31, 1996, and 1995, and for the years ended December 31, 1996, 1995, and 1994, which report is included in Kansas City Power & Light Company's Employee Savings Plus Plan Annual Report on Form 11-K.

                            /s/Coopers & Lybrand L. L. P.
                              (COOPERS & LYBRAND L. L. P.)


Kansas City, Missouri
April 3, 1995

                        POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of March, 1998.

                                   /s/David L. Bodde
                                   David L. Bodde

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 10th day of March, 1998, before me the undersigned, a Notary Public, personally appeared David L. Bodde, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Jacquetta L. Hartman
                                   Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000

                       POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of March, 1998.

                                   /s/William H. Clark
                                   William H. Clark

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 10th day of March, 1998, before me the undersigned, a Notary Public, personally appeared William H. Clark, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Jacquetta L. Hartman
                                   Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000

                       POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of March, 1998.

                                   /s/Robert J. Dineen
                                   Robert J. Dineen

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 11th day of March, 1998, before me the undersigned, a Notary Public, personally appeared Robert J. Dineen, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Jacquetta L. Hartman
                                   Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000

                       POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of March, 1998.

                                   /s/Arthur J. Doyle
                                   Arthur J. Doyle

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 10th day of March, 1998, before me the undersigned, a Notary Public, personally appeared Arthur J. Doyle, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Jacquetta L. Hartman
                                   Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000

                       POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of March, 1998.

                                   /s/W. Thomas Grant II
                                   W. Thomas Grant II

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 17th day of March, 1998, before me the undersigned, a Notary Public, personally appeared W. Thomas Grant II, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Jacquetta L. Hartman
                                   Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000

                       POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of March, 1998.

                                   /s/George E. Nettels, Jr.
                                   George E. Nettels, Jr.

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 10th day of March, 1998, before me the undersigned, a Notary Public, personally appeared George E. Nettels, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Jacquetta L. Hartman
                                   Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000

                       POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, her true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of March, 1998.

                                   /s/Linda H. Talbott
                                   Linda H. Talbott

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 10th day of March, 1998, before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that she executed the same as her free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Jacquetta L. Hartman
                                   Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000

                       POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director a Registration Statement on Form S-8 and all amendments thereto; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 10th day of March, 1998.

                                   /s/Robert H. West
                                   Robert H. West

STATE OF MISSOURI   )
                    )  ss
COUNTY OF JACKSON   )

     On this 10th day of March, 1998, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                   /s/Jacquetta L. Hartman
                                   Jacquetta L. Hartman
                                   Notary Public
                                   Ray County, Missouri

My Commission Expires:

April 8, 2000

                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kansas City, and State of Missouri, on the 3rd day of April, 1998.

                              KANSAS CITY POWER & LIGHT COMPANY

                              By: /s/Drue Jennings
                                    (Drue Jennings)
                                    Chairman of the Board, President and
                                    Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                     Title                      Date
     ---------             -----------------------     -------------------
                           Chairman of the          )
/s/Drue Jennings           Board, President and     )
(Drue Jennings)            Chief Executive          )
                           Officer (Principal       )
                           Executive Officer)       )
                                                    )
/s/Bernard J. Beaudoin     Executive Vice           )
(Beaudoin J. Beaudoin)     President and Chief      )
                           Financial Officer        )
                           (Principal Financial     )
                           Officer)                 )
                                                    )
/s/Neil Roadman            Controller               )
(Neil Roadman)             (Principal               )
                           Accounting Officer)      )
                                                    )
David L. Bodde*            Director                 )
(David L. Bodde)                                    )
                                                    )
William H. Clark*          Director                 )
(William H. Clark)                                  )
                                                    )
Robert J. Dineen*          Director                 )  April 3, 1998
(Robert J. Dineen)                                  )
                                                    )
Arthur J. Doyle*           Director                 )
(Arthur J. Doyle)                                   )
                                                    )
W. Thomas Grant II*        Director                 )
(W. Thomas Grant II)                                )
                                                    )
George E. Nettels, Jr.*    Director                 )
(George E. Nettels, Jr.)                            )
                                                    )
Linda Hood Talbott*        Director                 )
(Linda Hood Talbott)                                )
                                                    )
Robert H. West*            Director                 )
(Robert H. West)                                    )

*By  /s/Drue Jennings
       (Drue Jennings)
          Attorney-in-fact